Pension And Other Postretirement Employee Benefits (OPEB) Plans - Projected Benefit Obligation (PBO) and Accumulated Benefit Obligation (ABO) in Excess of the Fair Value of Plan Assets (Detail) - Pension Plan [Member] - Successor
$ in Millions
Dec. 31, 2016 USD ($)
Pension Plans with PBO and ABO in Excess Of Plan Assets:
Projected benefit obligations	$ 144
Accumulated benefit obligation	136
Plan assets	$ 117